Exhibit 99.2 Q2 Results Presentation August 26, 2026 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to the information under 2026 Outlook, comments about Kohl's adequacy of capital resources, statements regarding our 2026 areas of focus and future initiatives, and statements regarding the impact of macroeconomic events and our response to such events, including tariffs. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K and item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2026, which are expressly incorporated herein by reference and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP), including adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, and adjusted EBITDAR, our leverage ratio (expressed as net debt + leases / EBITDAR), and free cash flow and adjusted free cash flow. These non-GAAP financial measures are provided as additional insight into our operational performance and do not purport to be substitutes for, or superior to operating income, net income, diluted earnings per share, total debt and lease liabilities as reported on the balance sheet, or operating cash flow as measures of operating performance or liquidity. We believe these adjusted measures are useful, as they are more representative of our core business, enhance comparability across reporting periods and to industry peers, and align with the measures used by management to evaluate the Company’s performance. We caution investors that non-GAAP measures should not be viewed in isolation and should be evaluated in addition to, and not as an alternative for, our results reported in accordance with GAAP. Because companies may use different calculation methods, these measures may not be comparable to other similarly titled measures reported by other companies. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is included in this presentation. 2

Table of Contents 2026 Key Initiatives 6 Q2 2026 Results 10 2026 Outlook 15 3

“We are confident that the work we are executing is leading us in the right direction. Our second quarter results reflect the ongoing progress against our initiatives, leading to another improvement in our comparable sales trend. While we are encouraged with the momentum we have made thus far, we know there is critical work ahead of us. “Importantly, we have made significant strides in building a strong balance sheet through diligent operational focus across the organization. This provides us a critical foundation as we invest in the business, lead with value for our customers, and return capital to our shareholders. I would like to thank the entire Kohl’s team for their hard work and commitment to serving our customers every day.” CHIEF EXECUTIVE OFFICER 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,151 Stores Largest department store 80% chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 1,100+ Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 27% Members Digital Penetration 5 All figures as of Q2 2026 unless otherwise noted

2026 KEY INITIATIVES 6

Offer a more curated, balanced assortment

KEY SIGNS OF PROGRESS

Delivered sales improvement across nearly all of lines of business

- Home drove positive comp led by decor and innovation in small electrics
- Jewelry and impulse continue to be growth drivers for Accessories
- Key proprietary brands outperformed in Juniors, Men's, and Kids
- LEGO, KPOP Demon Hunters, and value towers helped deliver strong double-digit growth in Toys
- Strong marketplace growth from expanded product assortment





FUTURE OPPORTUNITIES

Women's

- Increasing investments in proprietary brand inventory to meet strong demand

Footwear

- Footwear improved approximately 500 basis points from Q1 with fresh inventory and depth in core active brands like Nike and Adidas
- Reinvesting into Women's boots this fall to recapture unfulfilled demand last year due to tariff constraints

Sephora

- Fueling growth in fragrance with new and existing brand expansions
- Delivering newness across Haircare and Skincare



KOHL'S
7

Reestablish Kohl’s as a leader in value and quality Unlock the power of proprietary brands and deliver more consistent, competitive value • Proprietary brands serve as the cornerstone of Kohl’s value proposition, offering relevant style and exceptional quality - In Q2, proprietary brands delivered 3% comparable sales growth - Supporting proprietary brands with ‘By Kohl’s’ marketing and investing into inventory depth and assortment this Fall • Testing new promotional formats, including VIP Cardholder Events, Kohl’s Deal Days, and personalized ‘Just For You’ offers, generating positive customer response • Introduced value throughout the store with Deal Bar, Toy Towers, and Impulse categories • Offering thousands of products under $25 for Back to School 8

Deliver a Frictionless Experience Across Our Omni-Channel Platforms Inventory & Merchandising Optimization • Improving apparel assortment clarity by reducing choice counts by mid-teens percentage to simplify the floor • Restoring trip assurance through improved inventory depth to ensure consistent in-stock levels • Refining allocation process to ensure better product distribution, particularly in lower-volume stores Elevating In-Store Experience • Completing in-store investments for By Kohl’s brands in Q3, featuring Sonoma, LC Lauren Conrad, FLX, So, and more • Investing in elevated experiences for key strategic partners, Nike and Levi’s Enhance Omni-Channel Capabilities • Leveraging store pickup capabilities to provide customers with greater speed, convenience, and optionality in how they shop • Expanding same day delivery by scaling Instacart and launching partnership with Doordash • Build on early progress from agentic commerce, which is driving stronger conversion and higher revenue per visit from customers engaging with AI shopping assistant • Partnering with Klarna ahead of Holiday to offer flexible payment options 9

Q2 2026 RESULTS 10

Q2 2026 Results Key Financial Results • Q2 Net Sales and Comparable Sales declined (0.9%) versus Q2 2025 • Gross Margin improved 305 basis points in the second quarter - Driven by receipt of approximately $150 million of IEEPA tariff refunds, of which approximately $100 million benefitted Cost of Merchandise Sold - A portion of the refund has been recorded as a reduction of inventory, shared with our vendor partners, and invested to deliver greater value to our customers • SG&A expense declined (0.9%) from collective savings in our stores, corporate, and credit expenses • Operating Income of $261 million and Net Income of $151 million or $1.28 Earnings per Diluted Share • Cash & Cash equivalents of $821 million 11 11

(0.9%) Q2 2026 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense SG&A as a % of total revenue was flat vs Q2 2025 Increased 305 bps vs Q2 2025 43.0% 33.0% 39.9% $1,260M $1,199M $1,188M % Total Revenue 33.8% 33.8% Q2 2025 Q2 2026 Q2 2025 Q2 2026 Q2 2026 Gross Margin Takeaways Q2 2026 SG&A Takeaways • Received approximately $150 million in IEEPA tariff refunds, of • Continue to operate with cost discipline with collective which approximately $100 million benefitted Cost of savings from stores, credit, and corporate expenses Merchandise Sold • A portion of tariff refund was recorded as a reduction of inventory, shared with vendors, and invested to deliver greater value to our customers 12

Adjusted Leverage Kohl’s reset leases on the balance sheet following the investment to roll out Sephora to all of our Stores (1) Net Debt + Leases to EBITDAR Leverage Rolling 12 months as of Q2 2026 • Current Balance Sheet / Lease Accounting is inflating our (Dollars in Millions) Unadjusted Adjusted Leverage Ratio (1) Adjusted EBITDA $ 1,293 $ 1,293 Rent Expense 272 272 Adjusted EBITDAR 1,565 1,565 • The balance sheet lease liability of Long-term Debt 1,325 1,325 $5.1B currently reflects the lease Debt 1,325 1,325 periods probable to be exercised, which averages 18 years Less: Cash & Cash Equivalents (821) (821) Net Debt 504 504 Net Debt / EBITDA Leverage 0.4x 0.4x • The lease payments for periods Contractually obligated payments for actually exercised, is $2.3B, which Finance & Financing Obligation Leases Current and long-term Fin Leases & Fin Obs 2,387 1,115 averages 4 years Contractually obligated payments for Current and long-term Operating Leases 2,709 1,177 Operating Leases Net Debt + Leases $ 5,600 $ 2,796 • When adjusting for the actual lease Net Debt + Leases / EBITDAR Leverage 3.6x 1.8x periods exercised Kohl's Leverage Ratio is reduced to 1.8x, down from the Unadjusted Ratio of 3.6x 13 (1) Adjusted EBITDA, Adjusted EBITDAR, and our Leverage Ratio (expressed as Net Debt + Leases / EBITDAR) are non-GAAP ﬁnancial measures of liquidity. Refer to the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Three Months Ended Consolidated Statement of Operations (Dollars in Millions) August 1, 2026 August 2, 2025 Net Sales $ 3,318 $ 3,347 Total Revenue 3,515 3,546 Gross Margin Rate 43.0% 39.9% SG&A 1,188 1,199 Depreciation 173 175 Operating Income 261 279 1 Adjusted Operating Income (Non-GAAP) 261 161 Interest Expense, net 63 78 Adjusted Provision for Income Taxes 47 19 1 Adjusted Net Income (Non-GAAP) 151 64 1 Adjusted Diluted EPS (Non-GAAP) $ 1.28 $ 0.56 Net Income 151 153 Diluted EPS $ 1.28 $ 1.35 Q2 2026 Key Balance Sheet Items (Dollars in Millions) August 1, 2026 August 2, 2025 Key Metrics Cash and Cash Equivalents $ 821 $ 174 Merchandise Inventories 2,913 2,994 Accounts Payable 1,418 1,134 Borrowings under revolving credit facility 0 75 Long-term Debt 1,325 1,520 August 1, 2026 August 2, 2025 Key Cash Flow items (Dollars in Millions) Six Months Ended Six Months Ended Net cash provided by operating activities $ 478 $ 506 Acquisition of property and equipment (146) (200) Free Cash Flow 332 306 Finance lease and Financing Obligations (44) (46) Proceeds from Financing Obligations 0 10 1 Adjusted Free Cash Flow (Non-GAAP) 288 270 14 (1) Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted EPS, and Adjusted Free Cash Flow are non-GAAP ﬁnancial measures. Reconciliations for these measures can be found in the appendix. Reconciliation for Adjusted Free Cash Flow is above.

2026 OUTLOOK 15

Raises 2026 Financial Outlook Includes the benefit of IEEPA Tariff refunds received in the second quarter. METRIC FULL YEAR GUIDANCE Net Sales Flat to (1.5%) vs. 2025 Comp Sales Flat to (1.5%) Adjusted 3.5% to 4.0% 1 Operating Margin Adjusted $1.80 to $2.40 1 Diluted EPS Capital Allocation Outlook • Capex: $350 million to $400 million • Dividend: $0.125 dividend payable on September 23, 2026 • Share Repurchase Program: Restarting share repurchases of up to $100 million in 2026 under existing $3 billion authorization (1) The Company provides adjusted operating margin and adjusted diluted earnings per share on a non-GAAP basis and does not provide a reconciliation of the Company’s forward looking guidance to the most directly comparable GAAP ﬁnancial measures because of the 16 inherent diﬃculty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

Strong Balance Sheet provides us a critical foundation to invest in the business, lead with value for our customers, and return capital to our shareholders Capital Allocation Priorities 1. Invest in the Business Continue to prioritize our investment in the business with $350 million to $400 million of Capital Expenditures in 2026 2. Commitment to the Dividend We remain committed to returning capital to shareholders through our dividend, with an annual cash dividend of $0.50 per share 3. Reduce Debt Year to date, Kohl’s repurchased $113 million of debt at a discount of $15 million. Kohl’s will continue to evaluate the market and make opportunistic debt repurchases. 4. Share Repurchases Restarting share repurchases of up to $100 million in 2026 under existing $3 billion authorization 17

APPENDIX 18

Reconciliation Three Months Ended Six Months Ended Comparable Sales August 1, 2026 August 1, 2026 (Decrease) in Comparable Sales (0.9%) (1.0%) (1) Impact of growth in Marketplace Gross Merchandise Value (“GMV”) on Comparable Sales 0.7% 0.6% (Decrease) in Comparable Sales including Marketplace (0.2%) (0.4%) (1) Represents an operational metric used by management to help evaluate the impact of marketplace sales in relation to comparable sales, reﬂecting the impact of including the growth in marketplace sales using GMV. In our ﬁnancial statements prepared in accordance with GAAP, we include these commissions (rather than the GMV) in Other Revenue. We do not, however, include any amounts in respect of marketplace sales in our comparable sales in accordance with GAAP. The amount of commissions earned on marketplace sales is not material to our Other Revenue for the periods presented. 19

Reconciliation 52 Weeks Ended Adjusted EBITDA August 1, 2026 (Dollars in Millions) Net Income (GAAP) $ 270 Provision for income taxes 62 Interest expense, net 260 Depreciation and amortization 697 Impairments, store closing and other costs 4 Adjusted EBITDA (Non-GAAP) $ 1,293 20

Reconciliation Operating Income Three Months Ended Six Months Ended (Dollars in Millions) August 1, 2026 August 2, 2025 August 1, 2026 August 2, 2025 Net Income (GAAP) $ 151 $ 153 $ 137 $ 139 Provision for Income Taxes 47 48 44 46 Interest expense, net 63 78 126 154 Operating Income (GAAP) 261 279 307 339 (Gain) on legal settlement 0 (129) 0 (129) Impairment, store closing and other costs 0 11 0 11 Adjusted Operating Income (Non-GAAP) $ 261 $ 161 $ 307 $ 221 21

Reconciliation Net Income Three Months Ended Six Months Ended (Dollars in Millions) August 1, 2026 August 2, 2025 August 1, 2026 August 2, 2025 GAAP $ 151 $ 153 $ 137 $ 139 Impairments, store closing and other costs 0 11 0 11 (Gain) on legal settlement 0 (129) 0 (129) Income tax impact of items noted above 0 29 0 29 Adjusted (Non-GAAP) $ 151 $ 64 $ 137 $ 50 22

Reconciliation Diluted Earnings Per Share Three Months Ended Six Months Ended August 1, 2026 August 2, 2025 August 1, 2026 August 2, 2025 GAAP $ 1.28 $ 1.35 $ 1.18 $ 1.23 Impairments, store closing and other costs 0 0.10 0 0.10 (Gain) on legal settlement 0 (1.14) 0 (1.14) Income tax impact of items noted above 0 0.25 0 0.25 Adjusted (Non-GAAP) $ 1.28 $ 0.56 $ 1.18 $ 0.44 23